Exhibit 19(b)

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF

CROSSMARK ETF TRUST

PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-annual Report on Form N-CSR for the period ended April 30, 2026 (the “Report”).

I, Robert C. Doll, President (Principal Executive Officer) of Crossmark ETF Trust (the “Registrant”), certify that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 7, 2026	/s/ Bob Doll
Robert C. Doll, President
(Principal Executive Officer)

Exhibit 19(b)

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF

CROSSMARK ETF TRUST

PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-annual Report on Form N-CSR for the period ended April 30, 2026 (the “Report”).

I, Sheri Steward Morris, Treasurer (Principal Financial Officer) of Crossmark ETF Trust (the “Registrant”), certify that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 7, 2026	/s/ Sheri Steward Morris
Sheri Steward Morris, Treasurer
(Principal Financial Officer)